UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2008

Date of Report (Date of earliest event reported)

MACRO SECURITIES DEPOSITOR, LLC

(Depositor)
(Exact name of registrant as specified in its charter)

MacroShares $100 Oil Down Shares

(Issuers with respect to the Offered Securities)

Delaware (State or other jurisdiction of incorporation or organization of registrant)	333-150283 (Commission File Number)	20-1072523 (I.R.S. Employer Identification No.)

73 Green Tree Drive #9

Dover, DE 19904

(Address of principal executive offices)

(888) MACROS1

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On June 27, 2008,  Merrill Lynch Professional Clearing Corp. ("Merrill Pro") entered into a binding agreement (the "MP AP Agreement")  with MACRO Securities Depositor, LLC, as depositor (the "Depositor"), State Street Bank and Trust Company, N.A., not in its individual capacity but solely as trustee (the "Trustee") on behalf of the MacroShares $100 Oil Up Trust (the "Up Trust") which will issue "Up MacroShares" or the MacroShares $100 Oil Down Trust (the "Down Trust") which will issue "Down MacroShares" (together with the Up MacroShares, the "MacroShares"), MacroMarkets LLC, as administrative agent (the "Administrative Agent"), and Macro Financial, LLC, as marketing agent.  Each trust is that is included in a set of Paired Trusts (each, a “Macro Shares Trust”) will be formed pursuant to a trust agreement (each, a “MacroShares Trust Agreement” and, collectively, the “MacroShares Trust Agreements”) entered into among the Trustee, the Depositor, the Administrative Agent, and  Macro Financial, LLC, as marketing agent for the Paired Trusts.  Pursuant to the MP AP Agreement Merrill Pro has joined EWT, LLC ("EWT")  and Fortis Clearing Americas LLC ("Fortis") to become the THIRD Authorized Participant of the MacroShares Trusts.

The MP AP Agreement is attached hereto as Exhibit 4.3.3.

On July 3, 2008, UBS Securities LLC ("UBS") entered into a binding agreement, (the "UBS AP Agreement")  with the Depositor, the Trustee, and the Administrative Agent.  Pursuant to the UBS AP Agreement, UBS will become the FOURTH authorized participant of the MacroShares Trusts.

The UBS AP Agreement is attached hereto as Exhibit 4.3.4.

On July 3, 2008, Credit Suisse Securities USA LLC ("CS") entered into a binding agreement, (the "CS AP Agreement")  with the Depositor, the Trustee, and the Administrative Agent.  Pursuant to the CS AP Agreement, CS will become the FIFTH authorized participant of the MacroShares Trusts.

The CS AP Agreement is attached hereto as Exhibit 4.3.5.

On July 3, 2008, NewEdge Group USA ("NewEdge") entered into a binding agreement, (the "NewEdge AP Agreement") with the Depositor, the Trustee, and the Administrative Agent.  Pursuant to the NewEdge AP Agreement, NewEdge will become the SIXTH authorized participant of the MacroShares Trusts.

The NewEdge AP Agreement is attached hereto as Exhibit 4.3.6.

By becoming an Authorized Participant, each of the foregoing entities will be able to effect, on any price determination day, in exchange for the deposit of cash in an amount equal to the aggregate purchase price and in the applicable MacroShares Trust Agreement, may create one or more MacroShares Units.  In exchange for a deposit of the applicable Paired MacroShares constituting one or more MacroShares Units, the Authorized Participant may redeem one or more such MacroShares Units for cash and/or Eligible Treasuries.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.3.3

MP Participants Agreement, dated June 27, 2008.

Exhibit 4.3.4

UBS Participants Agreement, dated July 3, 2008.

Exhibit 4.3.5

CS Participants Agreement, dated July 3, 2008.

Exhibit 4.3.6

NewEdge Participants Agreement, dated July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACRO SECURITIES DEPOSITOR, LLC

By:	/s/ Samuel Masucci, III
Name:	Samuel Masucci, III Chief Executive Officer
Title:

Date:  July 21, 2008

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.3.3	MP Participants Agreement, dated June 27, 2008.

Exhibit 4.3.4	UBS Participants Agreement, dated July 3, 2008.

Exhibit 4.3.5	CS Participants Agreement, dated July 3, 2008.

Exhibit 4.3.6	NewEdge Participants Agreement, dated July 3, 2008.